Exhibit 99.1

BLUE WORLD ACQUISITION CORPORATION
INDEX TO FINANCIAL STATEMENT

Page
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of February 2, 2022	F-3
Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Blue World Acquisition Corporation.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Blue World Acquisition Corporation (the “Company”) as of February 2, 2022 and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of February 2, 2022 in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statement has been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statement, the Company’s ability to execute its business plan is dependent upon its completion of the proposed initial public offering described in Note 3 to the financial statement. The Company lacks the financial resources it needs to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statement. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1 and 3. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

The financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum Bernstein & Pinchuk llp

Marcum Bernstein & Pinchuk llp

We have served as the Company’s auditor since 2021.

New York, NY

March 4, 2022

www.marcumbp.com

BLUE WORLD ACQUISITION CORPORATION
BALANCE SHEET

FEBRUARY 2, 2022
Assets
Current assets:
Cash	$731,069
Total Current Assets	731,069

Other Assets
Cash held in Trust Account	92,920,000
Cash held in Escrow Account	500,000
Total Other Assets	93,420,000
Total Assets	$94,151,069

Liabilities, Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit
Current liabilities
Accounts payable and accrued expenses	$5,000
Promissory note - related party	287,547
Total Current Liabilities	292,547
Deferred underwriting discounts and commissions	3,220,000
Total Liabilities	3,512,547

Commitments and Contingencies (Note 7)

Class A ordinary shares subject to possible redemption, 9,200,000 shares at $10.10 redemption value	92,920,000

Shareholders’ Deficit:
Class A ordinary shares, $0.0001 par value, 480,000,000 shares authorized, 464,480 shares issued and outstanding
(excluding 9,200,0000 shares subject to possible redemption)	46
Class B ordinary shares, $0.0001 par value, 20,000,000 shares authorized, 2,300,000 shares issued and outstanding	230
Additional paid-in capital	-
Accumulated deficit	(2,281,754)
Total Shareholders’ Deficit	(2,281,478)
Total Liabilities, Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit	$94,151,069

The accompanying notes are an integral part of the financial statement.

BLUE WORLD ACQUISITION CORPORATION
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — ORGANIZATION, BUSINESS BACKGROUND, AND GOING CONCERN

Blue World Acquisition Corporation (the “Company”) is a newly organized blank check exempted company incorporated on July 19, 2021, under the laws of the Cayman Islands for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities (“Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and is subject to all risks associated with emerging growth companies (See Note 2). The Company’s efforts to identify a prospective target business will primarily in the marine leisure, cruise, marine infrastructure and engineering, general hospitality, travel and tourism, marine services, logistics and supply chain, offshore energy solutions and related industry segments. The Company is not limited to a particular region for purposes of consummating an initial Business Combination, however, the Company may focus on targets that, regardless of geographic location of operations or corporate offices, have viable synergies with the Asia Pacific and the U.S. markets for the above industry segments, either physically or virtually. The Company will not undertake its initial Business Combination with any entity that conducts a majority of its business or is headquartered in China (including Hong Kong and Macau).

As of February 2, 2022, the Company had not commenced any operations. For the period from July 19, 2021 (inception) through February 2, 2022, the Company’s efforts have been limited to organizational activities as well as activities related to its initial public offering (the “Initial Public Offering”) as described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected June 30 as its fiscal year end.

The registration statement for the Company’s Initial Public Offering became effective on January 31, 2022. On February 2, 2022, the Company consummated the Initial Public Offering of 9,200,000 units (including 1,200,000 units issued upon the full exercise of the over-allotment option, the “Public Units”). Each Public Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, and one right (the “Public Rights”), each one Public Right entitling the holder thereof to exchange for one-tenth of one Class A Ordinary Share upon the completion of the Company’s initial Business Combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $92,000,000 on February 2, 2022.

Simultaneously with the closing of the Initial Public Offering, the Company completed the private sale of 424,480 units (the “Private Units”) including 378,480 Private Units to the Company’s sponsor, Blue World Holdings Limited (the “Sponsor”), and 46,000 Private Units to Maxim Group LLC (or its designees), the representative of the several underwriters (the “Representative”), respectively. Each Private Unit consists of one Class A Ordinary Share, one-half of one redeemable warrant (the “Private Warrants”), each whole Private Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, and one right (the “Private Rights”), each one Private Right entitling the holder thereof to exchange for one-tenth of one Class A Ordinary Share upon the completion of the Company’s initial Business Combination. The Private Units were sold at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $4,244,800. The Private Units are identical to the Public Units sold in the Initial Public Offering, except that the holders of the Private Units have agreed not to transfer, assign or sell any of the Private Units and the underlying securities (except to certain permitted transferees) until the completion of the Company’s initial Business Combination.

The Company also issued 40,000 shares of Class A Ordinary Shares (the “Representative Shares”) to Maxim Group LLC and/or its designees as part of representative compensation. The representative shares are identical to the Class A Ordinary Shares sold as part of the Public Units, except that Maxim Group LLC has agreed not to transfer, assign or sell any such representative shares until the completion of the Company’s initial Business Combination. In addition, Maxim Group LLC has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of the Company’s initial Business Combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete its initial Business Combination within 12 months (or up to 21 months if the Company extends the period of time to consummate a Business Combination) from the effective date of its registration statement. The Representative Shares have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the date of the effectiveness of the registration statement pursuant to FINRA Rule 5110 (e)(1). Pursuant to FINRA Rule 5110(e)(1), these securities will not be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the effective date of the registration statement of which this prospectus forms a part, nor may they be sold, transferred, assigned, pledged or hypothecated for a period of 180 days immediately following the effective date of the registration statement except to any underwriter and selected dealer participating in the offering and their officers, partners, registered persons or affiliates. The Company used a Finnerty put model that values the Representative Shares granted to Maxim Group LLC and/or its designees. The key inputs into the Finnerty put model were (i) risk- free interest rate of 0.94%, (ii) volatility of 8.50%, (iii) estimated term of 1.45 years. According to the Finnerty put model, the fair value of the 40,000 Representative Shares was approximately $308,258 or $7.706 per share.

Transaction costs amounted to $5,919,648, consisting of $1,840,000 of underwriting discounts and commissions, $3,220,000 of deferred underwriting commissions, $551,390 of other offering costs and $308,258 fair value of the 40,000 representative shares considered as part of the transaction costs.

Following the closing of the Initial Public Offering and the issuance and the sale of Private Units on February 2, 2022, $92,920,000 ($10.10 per Public Unit) from the net proceeds of the sale of the Public Units in the Initial Public Offering and the sale of Private Units was placed in a trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company, LLC as a trustee and invested the proceeds in U.S. government treasury bills, bonds or notes having a maturity of 185 days or less, or in money market funds meeting the applicable conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 and that invest solely in United States government treasuries, so that we are not deemed to be an investment company under the Investment Company Act. The proceeds held in the trust account will not be released until the earlier of: (1) the completion of the Company’s initial Business Combination within the required time period and (2) its redemption of 100% of the outstanding public shares if the Company has not completed a Business Combination in the required time period. Therefore, unless and until the Company’s initial Business Combination is consummated, the proceeds held in the trust account will not be available for the Company’s use for any expenses related to the Initial Public Offering or expenses which the Company may incur related to the investigation and selection of a target business and the negotiation of an agreement in connection with its initial Business Combination.

The Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon the completion of an initial Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of its initial Business Combination, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, subject to certain limitations. The amount in the Trust Account is initially anticipated to be $10.10 per public share. The per-share amount the Company will distribute to investors who properly redeem their shares will not be reduced by deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). The ordinary shares subject to redemption is being recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks shareholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, offer such redemption pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination.

The Company’s initial shareholders (the “initial shareholders”) have agreed (a) to vote their founder shares, the Class A Ordinary Shares included in the Private Units (the “Private Shares”) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination, (b) not to propose, or vote in favor of, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association that would stop the public shareholders from redeeming or selling their shares to the Company in connection with a Business Combination or affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company does not complete a Business Combination within the Combination Period unless the Company provides dissenting public shareholders with the opportunity to redeem their Public Shares into the right to receive cash from the Trust Account in connection with any such vote; (c) not to redeem any founder shares and Private Units (including underlying securities) (as well as any ordinary shares purchased during or after the Initial Public Offering) into the right to receive cash from the Trust Account in connection with a shareholder vote to approve a Business Combination (or sell any shares in a tender offer in connection with a Business Combination) or a vote to amend the provisions of the Amended and Restated Memorandum and Articles of Association relating to shareholders’ rights of pre-Business Combination activity and (d) that the founder shares and Private Units (including underlying securities) shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the initial shareholders will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares purchased during or after the Initial Public Offering if the Company fails to complete its Business Combination.

The Company will have until 12 months from the closing of the Initial Public Offering. However, if the Company anticipates that it may not be able to consummate a Business Combination within 12 months, the Company may, but is not obligated to, extend the period of time to consummate a Business Combination three times by an additional three months each time (for a total of up to 21 months to complete a Business Combination) (the “Combination Period”). In order to extend the time available for the Company to consummate a Business Combination, the initial shareholders or their affiliates or designees must deposit into the Trust Account $800,000 or, $920,000 if the underwriters’ over-allotment option is exercised in full ($0.10 per share in either case), on or prior to the applicable deadline.

If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable), which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law.

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.10 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor have its independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that the Sponsor would be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Going Concern Consideration

As of February 2, 2022, the Company had cash of $731,069 and a working capital of $438,522.  The Company has incurred and expects to continue to incur significant professional costs to remain as a publicly traded company and to incur significant transaction costs in pursuit of the consummation of a Business Combination. In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that these conditions raise substantial doubt about the Company’s ability to continue as a going concern. The management’s plan in addressing this uncertainty is through the Working Capital Loans, as defined below (see Note 5). In addition, if the Company is unable to complete a Business Combination within the Combination Period, the Company’s board of directors would proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company. There is no assurance that the Company’s plans to consummate a Business Combination will be successful within the Combination Period. As a result, management has determined that such additional condition also raise substantial doubt about the Company’s ability to continue as a going concern. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

●	Basis of presentation

These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

●	Emerging growth company status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act, and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

●	Use of estimates

In preparing these financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, Actual results may differ from these estimates.

●	Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $731,069 in cash as of February 2, 2022. The Company did not have any cash equivalents as of February 2, 2022.

●	Cash held in Trust Account

As of February 2, 2022, the assets held in the Trust Account were held in cash. As of February 2, 2022, the Company had $92,920,000 in cash held in the Trust Account.

●	Cash held in Escrow Account

The Company has entered into a certain escrow agreement with Continental Stock Transfer & Trust Company who acts as the escrow agent pursuant to which the Company will deposit the aggregated amount of $1,000,000 ($500,000 payable upon the closing of Initial Public Offering and $500,000 payable one business day prior to the entry of a definitive agreement in connection with an initial Business Combination) into the escrow account until the earlier of (i) one year of the closing of an initial Business Combination; (ii) one year of the Company’s liquidation or windup in accordance with the Company’s Amended and Restated Memorandum and Articles of Association; and (iii) such date as may be approved by the Company’s shareholders in accordance with the amended and restated memorandum and articles of association (such arrangement is referred as “indemnity escrow”). The escrow fund will be released by the escrow agent under joint instruction by the Company and its claim manager Andros Risk Services LLC, who would act pursuant to the claim coverage guidelines provided thereof, which, among others, include indemnification for (i) loss from any claims first made against the Company’s directors, officers and risk manager for a Wrongful Act (as defined in escrow agreement) during the period from the effectiveness of the Company’s registration statement on January 31, 2022 until the earlier of (A) the closing of an initial Business Combination and (B) the Company’s liquidation or windup (the “Coverage Period”), loss or inquiry costs from any investigations of or Inquiry (as defined in escrow agreement) received by the Company’s directors, officers and risk manager during the Coverage Period; (ii) loss of the Company, the Sponsor, or the Company’s successor to indemnify its directors officers and risk manager for item (i) above; (iii) loss from any Securities Claim (as defined in the escrow agreement) first made against the Company during the Coverage Period for a Wrongful Act and its costs, charges, or expenses in seeking dismissal of any Derivative Suit (as defined in escrow agreement), subject to certain conditions, and other certain coverage guidelines against the Company; and (iv) any costs incurred by the Company in connection with Security Holder Demand Investigation (as defined in the as defined in the escrow agreement) for a Wrongful Act and Books and Records Demand (as defined in the indemnity escrow) first received by the Company during the Coverage Period

As of February 2, 2022, the Company had $500,000 in cash held in the Escrow Account.

●	Offering costs

The Company complies with the requirements of FASB ASC Topic 340-10-S99-1, “Other Assets and Deferred Costs – SEC Materials” (“ASC 340-10-S99”) and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering”. Offering costs were $551,390 consisting principally of underwriting, legal, accounting and other expenses that are directly related to the Initial Public Offering and charged to shareholders’ deficit upon the completion of the Initial Public Offering.

●	Class A Ordinary shares subject to possible redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s Class A Ordinary Shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, 9,200,000 Class A Ordinary Shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of Class A Ordinary Shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable Class A ordinary shares are affected by charges against additional paid in capital and accumulated deficit.

As of February 2, 2022, the amount of Class A Ordinary Shares reflected on the balance sheet are reconciled in the following table:

February 2, 2022
Gross proceeds	$92,000,000
Overfunding from Private Placement	920,000
Less:
Proceeds allocated to Public Warrants and Public Rights	(8,841,200)
Offering costs of Public Shares	(5,333,771)
Plus:
Re-measurement adjustment on redeemable ordinary shares	14,174,971
Common stock subject to possible redemption	$92,920,000

●	Share compensation expense

The Company accounts for share-based compensation expense in accordance with ASC 718, “Compensation - Stock Compensation” (“ASC 718”). Under ASC 718, share-based compensation associated with equity-classified awards is measured at fair value upon the grant date and recognized over the requisite service period. To the extent a share-based award is subject to a performance condition, the amount of expense recorded in a given period, if any, reflects an assessment of the probability of achieving such performance condition, with compensation recognized once the event is deemed probable to occur. Forfeitures are recognized as incurred (see Note 5 for more discussion about the details). The Company has recognized share-based compensation expense in the amount of $150,379   during the period from July 19, 2021 to February 2, 2022.

●	Warrants

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of equity at the time of issuance. As the Company’s warrants meet all of the criteria for equity classification, so the Company will classify each warrant as its own equity.

●	Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis.

Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of February 2, 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws.

The Company’s tax provision is zero for the period from July 19, 2021 (inception) through February 2, 2022.

The Company is considered to be an exempted Cayman Islands company, and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States.

●	Related parties

Parties, which can be a corporation or individual, are considered to be as related parties if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

●	Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. As of February 2, 2022, the   Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

●	Fair value of financial instrument

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to its short-term nature.

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The Company’s financial instruments are classified as either Level 1, Level 2 or Level 3. These tiers include:

-	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

-	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

-	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

●	Recent accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

In August 2020, the FASB issued a new standard (ASU 2020-06) to reduce the complexity of accounting for convertible debt and other equity-linked instruments. For certain convertible debt instruments with a cash conversion feature, the changes are a trade-off between simplifications in the accounting model (no separation of an “equity” component to impute a market interest rate, and simpler analysis of embedded equity features) and a potentially adverse impact to diluted earnings per share by requiring the use of the if-converted method. The new standard will also impact other financial instruments commonly issued by both public and private companies. For example, the separation model for beneficial conversion features is eliminated simplifying the analysis for issuers of convertible debt and convertible preferred stock. Also, certain specific requirements to achieve equity classification and/or qualify for the derivative scope exception for contracts indexed to an entity’s own equity are removed, enabling more freestanding instruments and embedded features to avoid mark-to-market accounting. The new standard is effective for companies that are SEC filers (except for smaller reporting companies) for fiscal years beginning after December 15, 2021 and interim periods within that year, and two years later for other companies. Companies can early adopt the standard at the start of a fiscal year beginning after December 15, 2020. The standard can either be adopted on a modified retrospective or a full retrospective basis. The Company is currently reviewing the newly issued standard and does not believe it will materially impact the Company.

NOTE 3 — INITIAL PUBLIC OFFERING

On February 2, 2022, the Company consummated the Initial Public Offering of 9,200,000 units (including 1,200,000 Public Units issued upon the full exercise of the over-allotment option). Each Public Unit consists of one Class A Ordinary Share, $0.0001 par value per share, one-half of one redeemable Public Warrants, each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, and one Public Right, each one Public Right entitling the holder thereof to exchange for one-tenth of one Class A Ordinary Share upon the completion of the Company’s initial Business Combination. The Public Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $92,000,000 on February 2, 2022.

NOTE 4 — PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Company completed the private sale of 424,480 Private Units, including 378,480 Private Units to the Company’s sponsor, Blue World Holdings Limited (the “Sponsor”), and 46,000 Private Units to Maxim Group LLC (or its designees), the representative of the several underwriters, respectively. Each Private Unit consists of one Class A Ordinary Share, one-half of one Private Warrant, and one Private Right. The Private Units were sold at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $4,244,800. The Private Units are identical to the Units sold in the Initial Public Offering, except that the holders of the Private Units have agreed not to transfer, assign or sell any of the Private Units and the underlying securities (except to certain permitted transferees) until the completion of the Company’s initial Business Combination.

NOTE 5 — RELATED PARTY TRANSACTIONS

Founder Shares

On August 5, 2021, the Sponsor acquired 2,300,000 Class B ordinary shares (“Founder Shares”) for an aggregate purchase price of $25,000.

As of February 2, 2022, there were 2,300,000 Founder Shares issued and outstanding. The aggregate capital contribution was $25,000, or approximately $0.01 per share.

Simultaneously with the effectiveness of the registration statement and closing of the Initial Public Offering (including the full exercise of over-allotment option), the Sponsor transferred 10,000 Founder Shares to each of Messrs. Alfred “Trey” Hickey and Buhdy Sin Swee Bok at the same price originally paid by the Sponsor for such shares, pursuant to a certain securities transfer agreement (the “Securities Transfer Agreement”) dated January 31, 2022 among the Company, the transferees and the Sponsor.

The transfer of the Founders Shares to the Company’s independent directors, as described above, is within the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, share-based compensation associated with equity-classified awards is measured at fair value upon the grant date. The Company used a Finnerty put model that values the Founder Shares granted to the directors. The key inputs into the Finnerty put model were (i) risk- free interest rate of 1.33%, (ii) volatility of 8.50%, (iii) estimated term of 2.37 years. According to the Finnerty put model, the fair value of the 20,000 shares transferred to the Company’s independent directors was approximately $150,379 or $7.519 per share.

Promissory Note — Related Party

On August 5, 2021, the Sponsor has agreed to loan the Company up to an aggregate amount of $500,000 to be used, in part, for transaction costs incurred in connection with the Initial Public Offering (the “Promissory Note”). As of February 2, 2022, $287,547 was outstanding under the Promissory Note. The Promissory Note is unsecured, interest-free and due on the closing of the Initial Public Offering.

Working Capital Loans

In order to meet the Company’s working capital needs following the consummation of the Initial Public Offering, the Company’s sponsor, officers and directors or their affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion (the “Working Capital Loans”). Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of the Company initial Business Combination, without interest, or, at the lender’s discretion, up to $1,600,000 of the notes (in addition to the extension loans and convertible notes thereunder, if any) may be converted upon consummation of the Company’s Business Combination into private units at a price of $10.00 per unit (which, for example, would result in the holders being issued units to acquire 176,000 Class A Ordinary Shares (which includes 16,000 Class A Ordinary Shares issuable underlying rights) and warrants to purchase 80,000 Class A Ordinary Shares if $1,600,000 of notes were so converted). If the Company does not complete a Business Combination, the loans would be repaid out of funds not held in the trust account, and only to the extent available. The Company’s shareholders have approved the issuance of the units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of its initial Business Combination. If the Company does not complete a Business Combination, the loans will not be repaid.

If the Company anticipates that it may not be able to consummate its initial Business Combination within 12 months, it may, but is not obligated to, extend the period of time to consummate a Business Combination three times by an additional three months each time (for a total of up to 21 months to complete a Business Combination). In order to extend the time available for us to consummate its initial business combination, the sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account for each three-month extension $920,000 ($0.10 per share), on or prior to the date of the applicable deadline. The Sponsor or its affiliates or designees will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that the Company is unable to close a Business Combination unless there are funds available outside the trust account to do so. Such extension notes would either be paid upon consummation of an initial Business Combination, or, at the lender’s discretion, converted upon consummation of an initial Business Combination into additional private units at a price of $10.00 per unit. If the Company does not complete a Business Combination, the loans would be repaid out of funds not held in the trust account, and only to the extent available. The Company’s shareholders have approved the issuance of the units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of its initial Business Combination. If the Company does not complete a Business Combination, the loans will not be repaid.

As of February 2, 2022, the Company had no borrowings under the Working Capital Loans.

Administrative Services Agreement

The Company is obligated, commencing from the effective date of the Initial Public Offering to pay Blue World Holdings Limited, whose director is the Company’s Chief Executive Officer, Liang Shi, a monthly fee of $10,000 for general and administrative services. This agreement will terminate upon completion of the Company’s Business Combination or the liquidation of the trust account to public shareholders.

NOTE 6 — SHAREHOLDERS’ EQUITY

Class A Ordinary Shares — The Company is authorized to issue 480,000,000 Class A Ordinary Shares with a par value of $0.0001 per share. As of February 2, 2022, there were 464,480 Class A Ordinary Shares issued or outstanding, excluding 9,200,0000 shares subject to possible redemption.

Class B Ordinary Shares — The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. On August 5, 2021, the Company issued 2,300,000 Class B ordinary shares. Of the 2,300,000 Class B ordinary shares outstanding, an aggregate of up to 300,000 shares are subject to forfeiture to the Company by the Sponsor for no consideration to the extent that the underwriter’s over-allotment option is not exercised in full or in part, so that the initial shareholders will collectively own 20% of the Company’s issued and outstanding ordinary shares after the Initial Public Offering (assuming they do not purchase any units in the Initial Public Offering and excluding the Class A Ordinary Shares underlying the Private Units). If the Company increases or decreases the size of the Initial Public Offering, it will effect a share dividend or a share contribution back to capital or other appropriate mechanism, as applicable, with respect to Class B ordinary shares immediately prior to the consummation of the offering in such amount as to maintain the ownership of the initial shareholders at 20% of the issued and outstanding ordinary shares of the Company upon the consummation of the Initial Public Offering (assuming they do not purchase Units in the Initial Public Offering and excluding the Private Shares). As a result of the underwriters’ election to fully exercise their over-allotment option on February 2, 2022, no Class B ordinary shares are currently subject to forfeiture

Rights

Except in cases where the Company is not the surviving company in a Business Combination, each holder of a Public Right will automatically receive one-tenth (1/10) of one Class A Ordinary Share upon consummation of a Business Combination, even if the holder of a Public Right redeemed all Class A Ordinary Shares held by him, her or it in connection with a Business Combination or an amendment to the Company’s Amended and Restated Memorandum and Articles of Association with respect to its pre-business combination activities. In the event the Company will not be the surviving company upon completion of the initial Business Combination, each registered holder of a right will be required to affirmatively redeem his, her or its rights in order to receive the kind and amount of securities or properties of the surviving company that the one-tenth (1/10) of one Class A Ordinary Share underlying each right is entitled to upon consummation of the Business Combination. No additional consideration will be required to be paid by a holder of Public Rights in order to receive his, her or its additional ordinary shares upon consummation of a Business Combination. The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company). If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of Public Rights to receive the same per share consideration the holders of Class A Ordinary Shares will receive in the transaction on an as-converted into ordinary shares basis.

The Company will not issue fractional shares in connection with an exchange of Public Rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of the Companies Act and any other applicable. As a result, the holders of the Public Rights must hold rights in multiples of 10 in order to receive shares for all of the holders’ rights upon closing of a Business Combination. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Rights will not receive any of such funds with respect to their Public Rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Rights, and the Public Rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the Public Rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

Redeemable Warrants

Each whole redeemable warrant entitles the registered holder to purchase one Class A Ordinary Shares at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of the thirty (30) days after the completion of an initial Business Combination and one (1) year from the consummation of the Registration Statement. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares. However, except as set forth below, no warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the Class A Ordinary Shares issuable upon exercise of the warrants and a current prospectus relating to such Class A Ordinary Shares. Notwithstanding the foregoing, if a registration statement covering the Class A Ordinary Shares issuable upon exercise of the warrants is not effective within 90 days from the consummation of the Company’s initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption from registration provided by Section 3(a)(9) of the Securities Act provided that such exemption is available. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis. The warrants will expire five years from the effective date of the registration statement of which this prospectus forms a part at 5:00 p.m., Eastern Standard Time.

The Company may call the warrants for redemption (excluding the private warrants), in whole and not in part, at a price of $0.01 per warrant:

●	at any time while the warrants are exercisable,

●	upon not less than 30 days’ prior written notice of redemption to each warrant holder,

●	if, and only if, the reported last sale price of the Class A Ordinary Shares equals or exceeds $16.50 per share (as adjusted for share dividends, share splits, share aggregation, extraordinary dividends, reorganizations, recapitalizations and the like), for any 20 trading days within any 30-trading day period commencing after the warrant become exercisable and ending one the third trading day prior to the date on which notice of redemption is given to warrant holders (the “Force-Call Provision”), and

●	if, and only if, there is a current registration statement in effect with respect to the Class A Ordinary Shares underlying such warrants at the time of redemption and for the entire 30-days trading period referred to above and continuing each day thereafter until the date of redemption.

The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.

The redemption criteria for the Company’s warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of the Company’s redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants.

If the Company call the warrants for redemption as described above, its management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the whole warrants for that number of Class A Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of Class A Ordinary Shares underlying   the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the Class Ordinary Shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.

Whether the Company will exercise its option to require all holders to exercise their warrants on a “cashless basis” will depend on a variety of factors including the price of its Class A Ordinary Shares at the time the warrants are called for redemption, its cash needs at such time and concerns regarding dilutive share issuances.

In addition, if the Company (a) issues additional Class A Ordinary Shares or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Company’s initial shareholders or their affiliates, without taking into account any Class B ordinary shares issued prior to the offering and held by the initial shareholders or their affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (b) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of its initial Business Combination on the date of the consummation of its initial Business Combination (net of redemptions), and (c) the volume weighted average trading price of the Company’s Class A Ordinary Shares during the 20 trading day period starting on the trading day prior to the date of the consummation of the Company’s initial Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of (i) the Market Value or (ii) the Newly Issued Price, and the $16.50 per share redemption trigger price described below under “Redemption of warrants” will be adjusted (to the nearest cent) to be equal to 180% of the greater of (i) the Market Value or (ii) the Newly Issued Price.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to the Company, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of Class A Ordinary Shares and any voting rights until they exercise their warrants and receive Class A Ordinary Shares. After the issuance of Class A Ordinary Shares upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.

The Private Warrants have terms and provisions that are identical to those of the Public Warrants being sold as part of the Public Units in the Initial Public Offering except that the Private Warrants will be entitled to registration rights. The Private Warrants (including the Class A Ordinary Shares issuable upon exercise of the Private Warrants) will not be transferable, assignable or saleable until the completion of its initial Business Combination except to permitted transferees, subject to certain exceptions.

NOTE 7 — COMMITMENTS AND CONTINGENCIES

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s future financial position, results of its operations and/or search for a target company, there has been a significant impact as of the date of these financial statements. The financial statements do not include any adjustments that might result from the future outcome of this uncertainty.

Registration Rights

The holders of the Founder Shares issued and outstanding on the date of the Company’s prospectus, as well as the holders of the Private Units (and all underlying securities) and any securities its initial shareholders, officers, directors or their affiliates may be issued in payment of working capital loans made to the Company, will be entitled to registration rights pursuant to an agreement to be signed prior to or on the effective date of the Initial Public Offering. The holders of the majority of the Founder Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these ordinary shares are to be released from escrow. The holders of a majority of the Private Units (and underlying securities) and securities issued in payment of Working Capital Loans (or underlying securities) or loans to extend its life can elect to exercise these registration rights at any time after the Company consummates a Business Combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Underwriter will be entitled to a deferred fee of 3.5% of the gross proceeds of the Initial Public Offering, or $3,220,000 upon consummation of the Company’s initial Business Combination.

Representative Shares

The Company issued 40,000 representative shares to Maxim Group LLC (and/or its designees) as part of representative compensation. The representative shares are identical to the public shares except that Maxim Group LLC has agreed not to transfer, assign or sell any such representative shares until the completion of the Company’s initial Business Combination. In addition, Maxim Group LLC has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of the Company’s initial Business Combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete its initial Business Combination within the Combination Period.

The representative shares have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the date of the effectiveness of the registration statement of which this prospectus forms a part pursuant to FINRA Rule 5110 (e)(1). Pursuant to FINRA Rule 5110(e)(1), these securities will not be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the effective date of the registration statement of which this prospectus forms a part, nor may they be sold, transferred, assigned, pledged or hypothecated for a period of 180 days immediately following the effective date of the registration statement of which this prospectus forms a part except to any underwriter and selected dealer participating in the offering and their officers, partners, registered persons or affiliates.

Right of First Refusal

Subject to certain conditions, the Company granted Maxim, for a period of 12 months after the date of the consummation of its Business Combination, a right of first refusal to act as book running manager with at least 50% of the economics; for any and all future public and private equity and debt offerings. In accordance with FINRA Rule 5110(g)(6), such right of first refusal shall not have a duration of more than three years from the commencement of sales of the offering.

NOTE 8 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that these financial statements were issued. Other than disclosed below, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statements.

On February 7, 2022, the outstanding balance of $287,547 related party promissory note was repaid in full.